Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980

Angel Oak Multi-Strategy Income Fund

Angel Oak UltraShort Income Fund

Angel Oak Income ETF

Angel Oak UltraShort Income ETF

Angel Oak High Yield Opportunities ETF

Angel Oak Mortgage-Backed Securities ETF

(each, a “Fund” and collectively, the “Funds”)

each, a series of Angel Oak Funds Trust (the “Trust”)

April 1, 2025

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAIs”) dated May 30, 2024, as supplemented from time to time

This Supplement provides updated information beyond that contained in the Summary Prospectuses, Prospectuses and SAIs and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAIs.

On April 1, 2025, Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak Capital Advisors, LLC (“Angel Oak”), the investment adviser of the Funds, announced a strategic partnership with Brookfield Asset Management Ltd. (“Brookfield”) in which Brookfield has agreed to acquire a majority of Angel Oak Companies, LP (the “Transaction”). The closing of the Transaction is expected to be completed by September 30, 2025. The Transaction is not expected to result in any material change in the day-to-day management of the Funds. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied.

If successful, the closing of the Transaction will result in a change of control of Angel Oak (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the current investment advisory agreements between Angel Oak and the Trust, on behalf of the Funds (the “Existing Advisory Agreements”), contain a provision that the Existing Advisory Agreements will automatically terminate in the event of an “assignment” (as defined in the 1940 Act). The Change of Control will cause an assignment of the Existing Advisory Agreements and will result in the automatic termination of the Existing Advisory Agreements.

At a meeting to be held prior to the anticipated closing of the Transaction, the Board of Trustees (the “Board”) of the Trust will consider the approval of new investment advisory agreements between Angel Oak and the Trust, on behalf of the Funds (the “New Advisory Agreements”). If approved by the Board, the New Advisory Agreements would also need to be approved by shareholders of each Fund at a special meeting of shareholders (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreements. The New Advisory Agreements are expected to have the same advisory fees for each of the Funds and substantially similar terms and conditions to the corresponding Existing Advisory Agreements. The New Advisory Agreements will not result in any material changes to the Funds’ respective investment objectives and principal investment strategies.

More detailed information about the Change of Control and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote to avoid the additional expense to the Funds of any future solicitations. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Please retain this Supplement with your Summary Prospectuses, Prospectuses and SAIs for future reference.